UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31-70-373-2010

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
As disclosed in the Quarterly Report on Form 10-Q of Chicago Bridge & Iron Company N.V. (the "Company") for the period ended March 31, 2015, filed with the United States Securities and Exchange Commission on April 24, 2015, during the three months ended March 31, 2015, the Company realigned its four operating groups (which also represent its reportable segments) to reflect the present management oversight of its operations: (1) Engineering & Construction (formerly Engineering, Construction & Maintenance); (2) Fabrication Services; (3) Technology; and (4) Capital Services (formerly Environmental Solutions). The Company's maintenance business that was previously reported within its Engineering & Construction operating group is now reported within its Capital Services operating group, and the Company's engineered products business that was previously reported within its Technology operating group is now reported within its Fabrication Services operating group. The Company reclassified its 2014 segment results presented in the aforementioned Quarterly Report on Form 10-Q to conform to the 2015 presentation.
To further assist investors in comparing the Company's realigned segment results for the period ended March 31, 2015 and for future periods to historical segment results, Exhibit 99.1 furnished with this Current Report on Form 8-K reflects the Company's unaudited new awards, revenue and income from operations by segment for the years ended December 31, 2014, 2013 and 2012, adjusted for the reclassification of amounts related to the Company's operating group realignment, to conform to the 2015 presentation.
The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
99.1 – Supplemental Historical Segment Information For Chicago Bridge & Iron Company N.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
		By:	Chicago Bridge & Iron Company B.V.
		Its:	Managing Director

Date:	April 27, 2015	By:	/s/ Michael S. Taff
Michael S. Taff Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Supplemental Historical Segment Information For Chicago Bridge & Iron Company N.V.